Exhibit 10.1

First AMENDMENT TO TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”), dated as of February 6, 2020, by and among CONDOR HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership (the “Operating Partnership”), SPRING STREET HOTEL PROPERTY LLC, a Delaware limited liability company (“Spring Street Property Owner”), SPRING STREET HOTEL OPCO LLC, a Delaware limited liability company (“Spring Street OpCo”; Operating Partnership, Spring Street Property Owner and Spring Street OpCo are hereinafter referred to individually as a “Borrower” and collectively as “Borrowers”), CONDOR HOSPITALITY REIT TRUST, a Maryland real estate investment trust (“General Partner”), CONDOR HOSPITALITY TRUST, INC., a Maryland corporation (“REIT”; REIT and General Partner are hereinafter referred to individually as a “Guarantor” and collectively as “Guarantors”), and KEYBANK NATIONAL ASSOCIATION (“KeyBank”), individually and as administrative agent for itself and the other lenders from time to time a party to the Loan Agreement (as hereinafter defined) (KeyBank, in its capacity as administrative agent, is hereinafter referred to as “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, Agent and KeyBank are parties to that certain Term Loan Agreement dated as of August 9, 2019 (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Loan Agreement”);

WHEREAS, the Guarantors executed and delivered to Agent that certain Unconditional Guaranty of Payment and Performance dated as of August 9, 2019 (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Guaranty”);

WHEREAS, the Borrowers and the Guarantors have requested that the Agent and KeyBank make certain modifications to the Loan Agreement and Agent and KeyBank have consented to such modifications, subject to the execution and delivery of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

Definitions

.  Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Loan Agreement.

Modifications of the Loan Agreement

.  The Borrowers, Agent and KeyBank do hereby modify and amend the Loan Agreement as follows:

(a) By inserting the following definitions in §1.1 of the Credit Agreement, in the appropriate alphabetical order:

“Beneficial Ownership Certification. As to each Borrower, a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation which is otherwise in form and substance satisfactory to the Administrative Agent or any Lender requesting the same.

Beneficial Ownership Regulation. 31 C.F.R. § 1010.230.”

(b) By deleting in its entirety the definition of “Maturity Date” appearing in §1.1 of the Credit Agreement, and inserting in lieu thereof the following

“Maturity Date.  February 9, 2020, as the same may be extended as provided in §2.12, or such earlier date on which the Loans shall become due and payable pursuant to the terms hereof.”

(c) By deleting in its entirety §2.12 of the Loan Agreement, and inserting in lieu thereof the following:

“§2.12Extension of Maturity Date.

(a)The Borrower shall have the one-time right and option to extend the Maturity Date to May 8, 2020 upon satisfaction of the following conditions precedent, which must be satisfied prior to the effectiveness of any extension of the Maturity Date:

(i)Extension Request.  The Borrower shall deliver written notice of such request (the “Extension Request”) to the Agent not earlier than nor later than the date which is two (2) Business Days prior to the Maturity Date (as determined without regard to such extension).  Any such Extension Request shall be irrevocable and binding on the Borrower;

(iii)Payment of Extension Fee.  The Borrower shall pay to the Agent for the pro rata accounts of the Lenders in accordance with their respective Commitments an extension fee in an amount equal to ten (10) basis points on the Total Commitment in effect on the Maturity Date (as determined without regard to such extension), which fee shall, when paid, be fully earned and non-refundable under any circumstances;

(iv)No Default.  On the date the Extension Request is given and on the Maturity Date (as determined without regard to such extension) there shall exist no Default or Event of Default;

(v)Representations and Warranties.  The representations and warranties made by the Borrower and the Guarantors in the Loan Documents or otherwise made by or on behalf of the Borrower and the Guarantors in connection therewith or after the date thereof shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the date the Extension Request is given and on the Maturity Date (as determined without regard to such extension), except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date);

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(vi)Pro Forma Covenant Compliance.  Borrower shall have delivered to Agent evidence reasonably satisfactory to Agent that Borrower will be in pro forma compliance with all the covenants set forth in §9 immediately after giving effect to the extension;

(vii)Beneficial Ownership Certification.  If requested by the Agent or any Lender, each Borrower shall have delivered, at least two (2) Business Days prior to the Maturity Date (as determined without regard to such extension), to the Agent (and any such Lender) a completed and executed Beneficial Ownership Certification.

(vii)Additional Documents and Expenses.  The Borrower and the Guarantors shall execute and deliver to Agent and Lenders such additional consents and affirmations and other documents (including, without limitation, amendments to the Security Documents) as the Agent may reasonably require, and the Borrower shall pay the cost of any title endorsement or update thereto or any update of UCC searches, recordings costs and fees, and any and all intangible taxes or other documentary or mortgage taxes, assessments or charges or any similar fees, taxes or expenses which are required to be paid in connection with such extension.

Borrower acknowledges and agrees that the exercise of the right and option to extend the Maturity Date as provided in this §2.12 will not negate or eliminate the mandatory prepayment requirements set forth in §3.2 below.”

(d)By modifying §27 of the Credit Agreement by inserting the words “(except as provided in §2.12)” following the words “the Maturity Date” in the fourteenth and fifteenth lines thereof.

References to Loan Agreement

.  All references in the Loan Documents to the Loan Agreement shall be deemed a reference to the Loan Agreement as modified and amended herein.

Consent of Guarantors

.  By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Loan Agreement as set forth herein and any other agreements contemplated hereby (including without limitation an amendment to the Mortgage and Assignment of Leases and Rents), and Borrowers and Guarantors hereby acknowledge, represent and agree that the Loan Agreement, as modified and amended herein, and the other Loan Documents, as the same may be modified in connection with this Amendment, remain in full force and effect and constitute the valid and legally binding obligation of Borrowers and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.

Representations

.  Borrowers and Guarantors represent and warrant to Agent and KeyBank as follows as of the date of this Amendment:

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Authorization

.  The execution, delivery and performance by the Borrowers and the Guarantors of this Amendment and any other agreements contemplated hereby and the transactions contemplated hereby and thereby (i) are within the authority of Borrowers and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, operating agreement, articles of incorporation or other charter documents or bylaws of, or any agreement or other instrument binding upon, any of such Persons or any of its properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons other than the liens and encumbrances in favor of the Agent contemplated by this Amendment and the other Loan Documents, and (vi) do not require any approval or consent of any Person other than those already obtained and delivered to the Agent.

Enforceability

.  This Amendment, delivered pursuant hereto and each other document executed and delivered in connection with this Amendment are the valid and legally binding obligations of Borrowers and Guarantors, enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

Approvals

.  The execution, delivery and performance by the Borrowers and the Guarantors of this Amendment, delivered pursuant hereto and any other agreements contemplated hereby and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority other than those already obtained.

Reaffirmation

.  Each of the representations and warranties made by or on behalf of Borrowers, Guarantors or any of their respective Subsidiaries contained in this Amendment, the Loan Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Loan Agreement or this Amendment are true in all material respects as of the date as of which they were made and are true in all material respects as of the date hereof, with the same effect as if made at and as of that time, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date).

No Default.  By execution hereof, the Borrowers and Guarantors certify that the Borrowers and Guarantors are and will be in compliance with all covenants under the Loan Documents immediately after the execution and delivery of this Amendment and the other documents executed in connection herewith, and that no Default or Event of Default has occurred and is continuing.

Waiver of Claims

.  Borrowers and Guarantors acknowledge, represent and agree that Borrowers and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions

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of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and each of Borrowers and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

Ratification

.  Except as hereinabove set forth, all terms, covenants and provisions of the Loan Agreement and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Agreement and the other Loan Documents.  Nothing in this Amendment or any other document executed in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrowers and Guarantors under the Loan Documents (including without limitation the Guaranty).  This Amendment shall constitute a Loan Document.

Counterparts

.  This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

Miscellaneous

.  THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Loan Agreement.

Effective Date

.  This Amendment shall be deemed effective and in full force and effect (the “Effective Date”) upon confirmation by the Agent of the satisfaction of the following conditions:

(d) the execution and delivery of this Amendment by Borrowers, Guarantors, Agent, and KeyBank; and
(e) the Borrowers shall have paid the reasonable fees and expenses of Agent in connection with this Amendment and the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment under seal as of the day and year first above written.

BORROWERS:

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Signature Page to First to Amendment to Term Loan Agreement - KeyBank/Condor

CONDOR HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership

By:Condor Hospitality REIT Trust, a Maryland real estate investment trust, its general partner

By:  /s/ J. William Blackham
Name: J. William Blackham
Title:   President

(SEAL)

SPRING STREET HOTEL PROPERTY LLC, a Delaware limited liability company

By:Spring Street Hotel Property II LLC, its sole member

By: TWC Spring Hotel LLC, its Administrative Member

By:TWC Spring Street Hotel GP LLC, its Managing Member

By:   /s/ Alan Kanders

Alan Kanders, Administrative Member

(SEAL)

SPRING STREET HOTEL OPCO LLC, a Delaware limited liability company

By:Spring Street Hotel OpCo II LLC, its sole member

By: TWC Spring OpCo LLC, its Administrative Member

By:TWC Spring Street Hotel GP LLC, its Managing Member

By:  /s/ Alan Kanders

Alan Kanders, Administrative Member

(SEAL)

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Signature Page to First to Amendment to Term Loan Agreement - KeyBank/Condor

GUARANTORS:
CONDOR HOSPITALITY REIT TRUST, a Maryland real estate investment trust By: /s/ J. William Blackham Name: J. William Blackham Title: President (SEAL)
CONDOR HOSPITALITY TRUST, INC., a Maryland corporation By: /s/ J. William Blackham Name: J. William Blackham Title: President
(SEAL)

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Signature Page to First to Amendment to Term Loan Agreement - KeyBank/Condor

KEYBANK:

KEYBANK NATIONAL ASSOCIATION, individually and as Agent

By:	/s/ Thomas Z. Schmitt
Name:	Thomas Z. Schmitt
Title:	Assistant Vice President

(SEAL)

Signature Page to First to Amendment to Term Loan Agreement - KeyBank/Condor